(EXHIBIT 1)

INDUSTRIAL TENANCY AGREEMENT

Between

Lawyer Dr. Sebastian Henneke acting as liquidator of the estate of Clark Material Handling GmbH, Rheinstrasse 19-23 in 45478 Muelheim an der Ruhr

- "Landlord" -

and

Filco LLC, 100 East Huron, Chicago, Illinois, 60611 USA

- "Tenant" -


                                      ss. 1
                                 Object of Lease

1. The Landlord leases to the Tenant the real estate recorded in the Land Register of Speldorf at the local court of Muelheim an der Ruhr, page 408, boundary Speldorf, floor 8, lot 231, buildings and open space, commerce and industry, Rheinstrasse 19 - 21, 23 consisting of an area of 40,644 m(2), together with any erected superstructures / buildings.

2. The Tenant is responsible to get all official permits required for the intended use. He will fulfill all respective requirements, at his own cost, also if the public authorities require special arrangements; i.e. the Tenant completely releases the Landlord from any liability.

3. The Tenant may only use the object of lease as it was used in the past. If the Tenant intends to put the object of lease to a different use, he must get written approval from the Landlord. The Landlord may only deny this approval for cause, for example if the use change is legally problematic or illegal or if it will, in retrospect, affect the object of lease in total.

4. In case of such a uses change, all clauses of this agreement will apply accordingly for the changed use.


                                      ss. 2
                                      Keys

The Landlord does not know how many keys exist to the object of lease and who holds them. Therefore, the Tenant promises to have a master key system installed without delay after the transfer, at his own cost, for the total object of lease, and to hand a master key to the Landlord. The maintenance and security of the master key system is the sole responsibility of the Tenant.


                                       1
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                                      ss. 3
                                  Term of Lease

1.      The tenancy starts on August 1, 2003.

2.      The tenancy will be for a term of 18 months.

                                      ss. 4
                      Extraordinary Notice of Cancellation

1. The right to give extraordinary notice of cancellation of the contract for cause remains in effect. It is subject to the regulations of the Law.

2. The Landlord can especially cancel the tenancy without prior notice if insolvency proceedings are opened for the Tenant's assets.

3. In case of an extraordinary cancellation, the Tenant must pay adequate damages to the Landlord. Other more extensive rights and claims respectively remain in effect.

4.      Any cancellation must be in writing in order to take effect.

                                      ss. 5
                                      Rent

1.      The  monthly  rent for the  object  of  lease  as per ss.  1 is:  (euro)
        30.000,00

        If the applicable regulations require that value added tax is paid, this tax is to be added to the before mentioned amount.

2. The lease has to be paid in advance to the Landlord on the 3rd working day of each calendar month. The timeliness of the payment is based on the date of receipt by the Landlord and not on the date of transfer.

        The payment has to be made into the following account:

        Volksbank Bocholt e.G., Account Number: 62879700, Bank Code 428 600 03.


                                      ss. 6
                                Accessory Charges

1. The Tenant pays all operating expenses as per Attachment 3 of ss. 27 paragraph 1 of the II. Calculating Decree ["Berechnungsverordnung"], as well as all future operating expenses that might apply if Attachment 3 of ss. 27 II. Calculation Decree is being changed or revised or if an other decree will replace it; for the object of lease, he will also pay all fees, taxes and duties which - by law, decree or local rules - are currently applicable or will become effective in future.

2. The Tenant must pay all operating expenses prorated for the object of lease even if he does not use or is not in a position to immediately use a feature that causes operating expenses if this feature is necessary or even just appropriate for the overall appearance of the object of lease.

3. The Tenant commits to sign as many contracts as possible directly with the individual supply companies. The Tenant must settle all invoices the Landlord receives for accessory charges directly with the payee within a period of two weeks after handover by the Landlord.

4. The clearing of accessory charges is done annually. Billing period is the calendar year. The Landlord presents the statement by June 30 of the following year latest.

5. It lies in the Landlord's equitable discretion to select a different billing period and to bill the expenses for heating and hot water according to the respective heating period instead of the before mentioned billing periods.

6. According to ss. 5 paragraph 3 of this Agreement, the Tenant commits to pay to the Landlord per month and in advance EUR 30,000.00 for operating expenses plus the applicable VAT.

                                     ss. 7

                        Guarantee of Payment of the Lease

1.      By the date of signing the agreement,  the Tenant is obligated to make a
        deposit  of  EUR   180,000.00  as  collateral  for  fulfilling  all  the
        Landlord's claims from this Agreement.

2. The required guarantee may be in the form of a personal security collateral from a major bank approved to operate in the Federal Republic or from a credit institute under German public law, payable on first call.

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

3. In case that, during the term of the lease, the guarantee has to be called by the Landlord, the Tenant is obligated to replenish the guarantee within 7 days.

                                      ss. 8
            Constructional Changes by the Tenant and Right of Removal

1. Without prior written approval of the Landlord, the Tenant must not make any constructional changes to the object of lease. In case of approval by the Landlord, the Tenant will bear all the costs and will make sure he gets the respective permits required according to public law, especially to Construction and Safety Law.

2. The Tenant has the right to remove equipment he has installed in the object of lease. This does not apply, however, if the Landlord denies removal and pays adequate compensation. If the Tenant exercises his right of removal, he has to return the object to its former status at his own expense.

3. The Tenant is liable for any damages caused by constructional measures taken by him.


                                      ss. 9
                      Touch-Up/Maintenance and Repair Work

During the term of the lease, due to the agreed amount of the rent, the Tenant will perform, at his own costs, any touch-up/maintenance and repair work - including roof and walls ["Dach und Fach"].

The Tenant is familiar with the state of the object of lease. He confirms that the object of lease is taken-over without fault.


                                     ss. 10
          Change of Legal Form, Sale of Operation and Legal Successors

The Tenant must advise the Landlord without delay of any changes of the legal form of the company as well as changes in the general management. If the Tenant sells the operations, the tenancy can only be transferred after a separate written agreement is signed between the Tenant and his legal successor and the Landlord. The Tenant has no claim to have the tenancy transferred.


                                     ss. 11
                                  Landlord Lien

When the Tenant moves out, the Landlord has the legal right to prevent the removal of the objects subject to his lien even without a court decision.

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                                     ss. 12
                  Access to the Object of Lease by the Landlord

1.      In case of imminent danger, the Landlord, his representative or both are
        authorized   to  access   the   object  of  lease  and  to  take   first
        danger-preventive measures.

2. In case the Tenant intends to sell the operation or if notice of cancellation of the tenancy has been given, the Landlord or his representative are authorized - after having made an appointment with the Tenant - to view the object of lease together with potential buyers or tenants.


                                     ss. 13
                             Termination of Tenancy

Upon termination of the tenancy, the object of lease must be returned in a state similar to that at the take-over.


                                     ss. 14
                        Premature Cancellation of Tenancy

In case the tenancy is terminated by extraordinary notice of cancellation by the Landlord, for causes the Landlord is responsible for, the Tenant has to pay damages to compensate the Landlord for not being able to lease the object or to lease it at a lower rent. The assertion for additional damages remains in effect


                                     ss. 15
                             Probability of Purchase

Through October 31, 2004, the Tenant is given the right to make a notarized purchasing offer to the Landlord to buy the real estate described in ss. 1; this offer must be minimum EUR 4.7 million plus VAT if applicable, under the condition that any rights and responsibilities are transferred effective February 1, 2005.

For this case, Deutsche Bank AG Cologne as encumbrance creditor and the Landlord already have stated their consent.

In case of a re-sale of the real estate by January 31, 2006, the Tenant is obligated to pay half the surplus purchase price to the Landlord. Upon demand of the Landlord, the Tenant must submit to the Landlord a copy of the notarized purchase agreement.


                                     ss. 16
                                  Final Clauses

ss.ss. 566 II, 545 Civil Code ["BGB"] are not applicable.

If individual clauses of the agreement should be or become void, the other clauses will still apply. One that comes closest to the commercially intended purpose of the parties and that is in line with the other clauses of this Agreement will replace the ineffective clause. Modifications and/or additions to the Agreement must to be in writing in order to take effect.

Jurisdiction is Muelheim an der Ruhr. The agreement is based on German law.


                                     ss. 17
                                 Consent Clause

The effectiveness of this Agreement is subject to the consent by Deutsche Bank AG Cologne.

Muelheim an der Ruhr, this .....................................................
( RA Dr. Henneke as Liquidator )                                   ( Filco LLC )

(EXHIBIT 2)

(F). Contracts. Schedule 6.01(f) hereto ("Disclosed Contracts") is a true and correct list of all agreements, contracts, and understandings, written or oral, which Seller is a party, which includes those relating to the Lease, product warranties, and past, present and future employee obligations. None of the Disclosed Contracts are in material default by Seller or by a third party which default has not been heretofore been disclosed in writing to Seller,

Seller is in default with the following vendors:

        a.      BAAN - Software used in 2003+2004 maybe EUR 100 K

        b.      HOSPITAL - Hardware, Restvalue = EUR 40 K



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

------------------------------------------------------------   ------------------------------------------------------------
CONSULTING AGREEMENT                                           BERATERVERTRAG
------------------------------------------------------------   ------------------------------------------------------------
This agreement is made this 1st day of June 2003               Dieser Vertrag wird geschlo(beta)en am 1 Junl 2003

between                                                        swischen
------------------------------------------------------------   ------------------------------------------------------------

                                                               FiLCO GmbH

------------------------------------------------------------   ------------------------------------------------------------
and                                                            and
------------------------------------------------------------   ------------------------------------------------------------

                                        Werner Fanger, Helligenhauser Str. 25, 40883 Ratingen.

------------------------------------------------------------   ------------------------------------------------------------
                            ss. 1                                                        ss. 1
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------

Subject  to this  agreement,  W.  Fanger  will  provide  his   Gema(beta)  diesem Vertrag wird W. Fanger der FiLCO GmbH als
professional  services  to FiLCO GmbH as General  manager of   Berater  zur   Verfugung   stehen  und  die   Position   des
FiLCO GmbH.                                                    Geschaftsfuhrers von FiLCO Ubernehmen.

W.  Fanger  will  negotiate  kind and  scope  of his  duties   Art und Umfang  selner  Diensteistung  wird W. Fanger direct
directly  with the  shareholder  of FiLCO  GmbH.  Gema(beta)   mit dem Gesellschafter von FiLCO GmbH vereinbaren.
diesem Vertrag wird W. Fanger der FiLCO GmbH als Berater zur
Verfugung stehen und die Position des  Geschaftsfuhrers  von
FiLCO Ubernehmen.

------------------------------------------------------------   ------------------------------------------------------------
                     ss. 2 REMUNERATION                                             ss. 2 VERGUTUNG
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
W. Fanger will be paid an annual  remuneration of EUR 84.000   W.  Fanger  erhalt  eins   jahrliche   Vergutung  fur  seine
incl.  VAT if  applicable to be invoiced to FiLCO GmbH in 12   Tatigkeit  in Hohe von EUR  84.000  Auf diese  wird,  sowelt
equal monthly installments, payable 10 days after receipt of   ahwendbar, die jeweils gultige gesetzliche MWSt erhoben. Die
invoice.                                                       Vergutung wird in 12 gleichen Monatsraten an FiLCO berechnet und ist 10 Tage nach Erhalt der Rechnung zur Zahlung fallig.

------------------------------------------------------------   ------------------------------------------------------------
Should FiLCO GmbH set up a employee  bonus program W. Fanger   Sollte FiLCO ein Mitarbeiter Bonus Programm einfuhren,  wird
will  become  party  to  that   program,   details  will  be   W. Fanger in dieses eingebunden, Details werden dann mit dem
negotiated annually with the shareholder.                      Gesellschafter vereinbart.

------------------------------------------------------------   ------------------------------------------------------------
Expenses  for the  company use of his private car and mobile   Kosten fur die  geschaftliche  Nutzung  seines  privaten PKW
phone  will be  reimbursed  against  separate  invoice  (VAT   sowie Mobiltelefon  werden W. Fanger gegen separate Rechnung
bearing if  applicable).  All other travel  expenses will be   (inkl.  MWSt soweit  anwendbar)  erstattet.  Alle  sonstigen
reimbursed  according to the travel  expense rules of FiLCO,   Reisekosten   werden   gema(beta)   den   jeweils   gultigen
valid at the time of expense.                                  Reisekostenrichtlinien von FiLCO GmbH erstattet.
------------------------------------------------------------   ------------------------------------------------------------


------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
                       ss. 3 VALIDITY                                                ss. 3 LAUFZEIT
------------------------------------------------------------   ------------------------------------------------------------
This agreement becomes effective valid at the date set forth   Dieser Vertrag trimtt mit demo ben genannten Datum in Kraft.
above and will remain in free for an unlimited period.

------------------------------------------------------------   ------------------------------------------------------------
This  agreement  can be terminated by either party by giving   Der  Vertrag  ist   un
one month notice.                                              Vertragspartelen  mit
                                                               werden.

------------------------------------------------------------   ----------------------
Any notice of terminative has to be given in writing to        Die Kundigung bedarf d
the other party.
------------------------------------------------------------   ----------------------

------------------------------------------------------------   ----------------------
------------------------------------------------------------   ----------------------
                        ss. 4 SECRECY                                            ss.
------------------------------------------------------------   ----------------------
------------------------------------------------------------   ----------------------
The  parties  agree  that they  will  keep all  confidential   Die    Vertragspartele
information  received  by the  other  party  or  from  third   vertraulichen  Informa
parties  during  the  term of this  agreement  under  strict   Partei oder von Dritte
confidence.                                                    erhalten haben als ver

------------------------------------------------------------   ----------------------
This  confidentiality  clause  stays in  force at least  for   Dieses gilt nach  Kund
three  years  following  the  month of  termination  of this   Dauer von 3 Jahren for
agreement.

------------------------------------------------------------   ----------------------
This  agreement  is made  out in two  languages.  In case of   Dieser Vertrag ist in
interpretation issues, the German version will prevail.        Falle von  Interpretat
                                                               vor.
------------------------------------------------------------   ----------------------

------------------------------------------------------------   ----------------------
FiLCO GmbH                                                     Werner Fanger
------------------------------------------------------------   ----------------------

                                 PROMISSORY NOTE

Mulheim a.d. Ruhr, Germany                                 Date: August 2nd 2003
--------------------------

                              (euro) (Euro) 750,000

FILCO Gmbh, ("Maker" and "Company"), having an address at Rheinstrasse 19 - 23, 45478 Mulheim a.d.Ruhr, hereby promises to pay to the order of VECTRA LIMITED, having an address at 36 Paradise Road Richmond, Surrey United Kingdom, (the "Holder" or "Lender"), ninety (90) days after receipt of funds into the account of Maker (the "Maturity Date"), the principal sum of Seven Hundred Fifty
Thousand Euros ((euro) 750,000), together with interest on the outstanding Principal Amount at the rate of twelve percent (12%) per annum from the date the funds are received into the bank account of the Maker until the Maker's obligation with respect to the payment of such principal sum shall be discharged as herein provide. If the consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of United Kingdom, then so much of such interest or other consideration as shall be deemed to be usurious hereof and shall otherwise be waived.

1. Prepayment

This Note may be prepaid by the Maker, in whole or in part, without premium or penalty, at any time, together with accrued interest to the date of such prepayment.

2. Covenants of Maker

Maker covenants and agrees that, so long as this Note shall be outstanding it will:

(i) pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Maker or upon its income and profits, or upon any of its property, before the same shall become a lien or charge upon such properties or any part thereof: provided, however, that the Maker shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Maker shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested:

(ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, right and franchises and comply with all laws applicable to the Maker as its counsel may advise:

(iii) At all times maintain, preserve, protect and keep its property used and useful in the conduct of its business in good repair, working order and conditions, and, from time to time, make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times:

(iv) Keep adequately insured by financially sound insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

(v)     At all times keep true and correct books, records and accounts.

3. Events of Default

a. The Principal Amount and all interest thereon accrued and unpaid shall become immediately due and payable upon written demand made by the Holder hereof and failure to cure within thirty (30) business days thereafter, if one or more of the following events occur:

(i) Default in the payment of the principal or accrued interest on this Note when the same shall become due and payable, whether by acceleration or otherwise;

(ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Maker to be observed or performed pursuant to the terms hereof, is such default shall continue for ten days after written notice, specifying such default, shall have been given to the Maker by the Holder;

(iii) Default in the performance of any obligation of the Maker hereunder, not involving the payment of money, which default continues uncured for 30 days after written notice of such default has been given to the Maker by the Holder;

(iv) Application for, or consent to, the appointment of a receiver, trustee of liquidator for the Maker or its property;

(v)     General assignment by the Maker for the benefit of creditors;

(vi) Filing by the Maker of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

(vii) Entry against the Maker of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days.

b. The Maker agrees that notice of the occurrence of any Event of Default will be promptly given to the Holder at his registered address by certified mail.

4. Security

This Note shall be secured  with shares of common  stock of the Maker,  of value
(euro) 772,500.

5. Miscellaneous

a. This Note has been issued by the Maker pursuant to authorization of the Board of Directors, of the Maker.

b. The Maker may consider and treat the person in whose name this Note shall be registered as the absolute owner hereof for all purposes whatsoever. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment. Registration of any new owner shall take place upon presentation of this Note to the Maker at its principal offices, together with a duly authenticated assignment. In the case of transfer by operation of law, the transferee agrees to notify the Maker of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Maker by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all Holders or transferees of the Note not registered at the time of sending the communication.

c. Payment of principal and interest shall be made to the registered owner of this Note upon presentation on or after maturity.

d. Upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Maker shall execute and deliver a new Note, of like tenor and date. Any such new Note executed and delivered shall constitute a contractual obligation on the part of the Maker in place of this Note so lost, stolen, destroyed or mutilated.

e. The Maker agrees that whenever an attorney is used to collect or enforce this note or to enforce, declare or adjudicate any rights or obligations under this note or with respect to any collateral security therefore, whether by suit or nay other means whatever, a legal fee of fifteen percent (15%) of the principal and interest then due hereunder shall be payable by the Maker together with all costs and expenses of such collection, enforcement or adjudication and shall constitute part of the principal obligation hereunder.

f. Any notice, request, demand or communication to the Holder shall be deemed effective only if in writing and sent to the Holder by registered mail at the address of the Holder as stated above. Any notice to the Maker shall be deemed sufficient if sent to the Maker by registered mail at the address of the Maker as stated above.

g. All parties to this Note, whether Maker, guarantor or endorser, waive presentment for payment, notice of dishonour, protest, notice of protest of this note or other notice of any kind and all demands whatsoever; and in any litigation with the Holder, whether or not arising out of or relating to this note or any collateral security therefore, said parties expressly waive trail by jury, and in addition, expressly waive the right to interpose any defence based on any Statute of Limitations or any claim of laches and any setoff, counterclaim or cross-claim of any nature or description.

h. This Note shall be construed and enforced in accordance with the laws of the United Kingdom.

        IN WITNESS WHEREOF, the undersigned has executed this Note in his capacity as General Manager of the Maker on the date first set forth hereinabove.

                                            For FILCO Gmbh

                                            ---------------------------
                                            Name: Werner Fanger
                                            Capacity: "General Manger"

                                    Agreement
                               dd. April 25th 2003

Between

TVH FORKLIFT PARTS NV (hereafter "TVHFP"), with registered office in Belgium, 8560 gullegem, Driemasten 120-126, duly represented by Mr. Pascal Vanhalst, Managing Director

And

FILCO GmbH in formation (hereafter "FiLCO"), with registered office in Germany, 45478 Mulheim a.d. Ruhr, Rheinstrasse 19-23, duly represented by Mr. Stephan Schmitz, Managing Director

Whereas

1. TVHFP has acquired on April 15th 2003, the spare parts activities of CLARK MATERIAL HANDLING GmbH (hereafter "CMHG").
2. FiLCO has acquired on April 16th 2003, the forklift truck production activities of CMHG.
3. Both Parties define "old production" forklift trucks as forklift trucks which FiLCO will not have in production as from August 1st 2003 (hereafter "Old Production Forklift Trucks") and define "recent production" forklift trucks as models or types of forklift trucks which are in production as from August 1st 2003 and the new models of forklift trucks with FiLCO will have in production in the future (hereafter "Current & New Production Forklift Trucks"). A list of models which between Parties is considered to be Current & New Production Forklift Trucks is attached in Annexe 1 of this Agreement. TVHFP and FiLCO agree that it is in their mutual interest to set up a 'modus operandi' which defines the treatment of technical information and know-how related to spare parts of Old Production Forklift Trucks and of Current & New Production Forklift Trucks.

In order to establish a working relationship between Parties, Parties declare and agree the following:

1. TVHFP will receive from FiLCO before April 25th 2003, a copy of 3D-drawings of spare parts, also know as CAD-data (hereafter "Cad-Data"), which was developed by CMHG until April 15th 2003.
2. TVHFP will receive from FiLCO before April 25th 2003, a copy of supplier information which are both necessary for the production and the spare parts activities (hereafter "Old Information")_.
3. TVHFP will only use the received Cad-Data and Old Information for the purpose of their business, being "production and distribution of spare parts" and will not use the received Cad-Data and Old Information for the production of forklift trucks which are entirely based on the before mentioned Cad-Data and Old Information. TVHFP will not resell or transfer this Cad-Data and Old Information to third parties, except to

        TVHFP's affiliated parties - and which are not forklift producing companies, or for the purpose of spare parts purchasing.
4. FiLCO will not produce and/or sell spare parts for Old Generation Forklift Trucks and will not resell or transfer the technical and business know-how related to the spare parts activities, in whatever form, i.e. digital or on paper, to third parties.
5. If FiLCO requires, for the production of forklift trucks, Old Information, then TVHFP will hand over to FiLCO either a copy or the original version of the required Old Information.
6. As long as TVHFP will not have full access to the set of microfiches acquired by TVHFP, according to the "Kauf- und Abtretungsvertrag" dd. April 15th 2003, FiLCO will provide TVHFP with access to FiLCO's set of microfiches of the Engineering department. TVHFP is allowed to take copies of the microfiches whenever needed;
7. TVHFP will supply FiLCO with spare parts which FiLCO will only use for production of "FiLCO"-branded forklift trucks, "white label" forklift trucks and the refurbishment of forklift trucks of the brand "Clark". FiLCO agrees to not resell these spare parts ot third parties. TVHFP will supply those spare parts to FiLCO at the lowest Clark-dealer price, a price valid on the date of order-income, minus 10%. FiLCO will have access to TVH's Quick Price / Quick Source System for accurate pricing and ordering. The prices published in the Quick Price / Quick Source system will be the Clark-dealer prices minus 10%. FiLCO will also supply TVHFP with spare parts of the Current & new Production Forklift Trucks at a competitive market price, which will be negotiated between Parties case by case. Parties agree to use as a reference and starting point for this purchase price, the landed cost plus, on average, 10%. FiLCO's payment terms for deliveries from TVHFP will be 60 days invoice date and with secured payments, acceptable by TVHFP. Other details or amendments for this partnership will be negotiated between Parties and defined in a separate agreement.
8. FiLCO will make at TVHFP's disposal, at no cost, office-space, for maximum 2 persons in order to make this partnership between Parties successful. The utility cost (telephone etc.) related to this office-space will be charged on a monthly basis.
9. In case of an offence by a Party against points 3. and 4. of this Agreement, a penalty of (euro) 100.000 (one hundred thousand euro) for each individual offence becomes due to the other Party.

This Agreement may only be varied by a document signed by or on behalf of each of the Parties.

This Agreement shall be governed by and construed in accordance with the laws of Germany. All disputes arising out of this Agreement shall be finally settled by three arbitrators in accordance with the Rules of the Arbitration Institute of the International Chambre of Commerce.

This Agreement is executed in two original copies, each Party recognizing having receive one original copy.

April 25th, 2003


For TVH Forklift Parts                      For FiLCO
Pascal Vanhalst                             Stephan Schmitz

                                    ANNEXE 1

List of Forklift Trucks which Parties consider as "New & Current Production Forklift Trucks":

Electric Drive

CTM 10/12S/12/16S/16/20S
CEM 12S/12/16S/16/20S
CEM 20/25S/25/30S/30/35
CEM 20/25S/25/30S/30/35 AC

Internal Combustion

CDP 16/18/20S
CGP 16/18/20S
CDP 40 LXH
CGP 40 LXH
CDP 40/45/50S/50
CGP 40/45/50S/50
CGC 40/50/55
CDC 60/70
CGC 60/70
CDP 20/35
CGP 20/35

Other

M-line

                                                         Betriebsgabelstapler

------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
Nr.     Typ        Serien     Gef   Bauj.  Hubmast    Kabi.   Beleu.  Gabaltr.   Sonstig.   Ber.    Betriebs  Vinik:
                   Nr.                                Level   Level                                 stunden   Preis
                                                                                                              netto
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
1       CEM 16     CEM        7102  99     TR 5006                    ST                    WE.               7
                   145-0666
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
8       CEM 25S    CEM        6761  99     TR 4270    4       1       ST         Seitensch. Schw.             9
                   375-0766
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
11      CEM 12S    CEM        7101  96     ST 3720            1       ST                    IC.               5
                   145-0538
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
12      CEM 20S    CEM        7102  99     TR 5006    3       1       ST                    Matorl.           8
                   145-0455
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
13      M.AC. 35S  MEG 375    6761  97     TR 3850            1                             WE                9
                   - 0057
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
14      M. AC. 30  MEG        6762  97     ST 3255    4                                     Versa.            8
                   375-0010
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
15      M. AC.     MEG        6762  97     TR 4800                    Zinkenver.            IC.               7
        25S        375-0012
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
16      M. AC.     MEG        6762  99     TR 4800    4 PVC   1       Zinkenver             EL.               10
        30S        375-0006
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
17      CTM 16     CTM        7096  97                                           Barcelona                    2
                   145-2191
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------
                                                                                                    SUMME 93
------- ---------- ---------- ----- ------ ---------- ------- ------- ---------- ---------- ------- --------- --------


                                                         Versuchsgabelstapler

-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
Nr.      Typ          Serien     Gef        Bauj.   Hubmast      Kabi.   Beleu.   Gabeltr.   Sonstig.   Betriebs    Vinik:
                      Nr.                                        Level   Level                          stunden     Preis
                                                                                                                    netto
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
2        MEG 25S      MEG        6762       98      ST 4520      1       1                                          8
                      375-0175
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
3        CTQ: 2-                                    TR 4786                                                         7
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
4        MEG 35       MEG        6762       98      ST 3641              1                                          11
                      375-0184
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
5        MEG 25S      MEG        6762       96      ST 3270                                                         6
                      375-PT1
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
6        C 30 D       P232D-0003 9574KF     2001    ST 2835                                                         12
-------- ------------ ---------- ---------- ------- ------------ ------- ------------------------------------------ --------
7        C 30D        P232D-0052 9574KF     2001    ST 4165              demontiert Fahrerzelle/ ohne Mast, da      7
                                                                         verkauft
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
8        CEM20AC                                    ST 3720                                                         13
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
9        CTM20AC                                                                                                    12
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
11       CGP30        P 35 LI    9476FB     2000    TR 4800                                                         11
                      0005
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
12       C 25 D       P232D-0001 9656       2002    St                                                              13
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
14       CEM50AC      Prototyp                      ST 4780                                                         5
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------

-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------
                                                                                                        Summe       146
-------- ------------ ---------- ---------- ------- ------------ ------- -------- ---------- ---------- ----------- --------

[FiLCO]                        FiLCO - Clark TVH


May 9, 2003

To all Clark Europe Distributors:
The attached press release is self-explanatory.
Clark Europe is back in operation; re - started since May 2nd, 2003
Same people & products, family ownership with reduced administration in order to continue making quality products for less money. Clark FiLCO will be very competitive and wants to make you money.

We will start slow with limited models but expect to finally produce the same Mulheim product line.

FiLCO did not take any of the Clark Europe's liabilities and intends to work under the following guidelines:

  -     Non - exclusive distribution for Clark-FiLCO trucks and parts.
  -     Cash in advance for Clark-FiLCO truck orders.
  -     Reduced prices for base models.
  -     Produce trucks and uprights for others.
  -     Refurbish Clark units.
  -     Clark-FiLCO trucks; Six months warranties - parts only.
  -     TVH will be the provider for ALL SPARE PARTS.
  -     Filco does not intend to deal direct with Clark Korean distributors.

If any of the above is of interest to you, please contact:

FiLCO GmbH                                           TVH
Werner Faenger                              Bernard De Meester
Managing Director                           Management

Rolf Eiten                                  Filip Goethals
Sales Director                              General Sales Manager
Tel. +49 208 588 1342                       Tel. +32 56 43 42 11
Fax: +49 208 588 1336                       Fax: +32 56 43 44 88
Mail: reiten@clarkmhe.com                   Mail: ccp@tvh.be
WEB: www.filcogmbh.com                      WEB: www.tvh.be

                          Amendment dated May 9th 2003
                     to the Agreement dated April 25th 2003

Between

TVH FORKLIFT PARTS NV (hereafter "TVHFP"), with registered office I Belgium, 8560 Gullegem, Driemasten 120-126, duly represented by Mr. Bernard De Meester, Managing Director

And

FiLCO GmbH in formation (hereafter "FiLCO"), with registered office in Germany, 45478 Mulheim ad.d. Ruhr, Rheinstrasse 19-23, duly represented by Mr. Werner Fanger, Managing Director

Whereas

Parties have signed an Agreement dated April 25th 2003 and Parties want to further define some details of their partnership,

Parties declare and agree the following:

1.   Technical information:

     a. TVHFP will perform an analysis (eg drafting of table of content and starting up a management of the documentation), at TVHFP's expense, on all "Clark"-Information such as repair manuals, maintenance manuals, catalogues, films, pics etc. both stored in the archives of FiLCO in Mulheim or stored at third parties (eg. Wilbrink). FiLCO will provide all required assistance to allow TVHFP to perform a complete analysis. The finding of the analysis will be discussed between Parties and a copy of the report will be handed over to FiLCO by TVHFP;
     b. Parties agree to hand over to TVHFP, the original version of the information related to the "old Production Forklift Trucks" and a copy of the information related to the "New & Current Production Forklift Trucks". The making of a copy will be at TVHFP's expense;
     c. TVHFP agrees to make at FiLCO's disposal, on their request, all copies of any information needed for production purposes; Costs for these copies will be shared between Parties;
     d. FiLCO agrees that, for the information related to "Old Production Forklift Trucks", by handing over the information to TVHFP, the ownership of that information will, at that moment, be transferred from FiLCO to TVHFP; FiLCO agrees that, for the information related to "new & Current Production Forklift Trucks", by handing over a copy of the information to TVHFP, TVHFP will receive from FiLCO "a right to use" of that information;
     e. Parties agree that all information will be stored at TVHFP's facilities in Belgium;
     f. Both Parties will identify, within their respective organizations, contact-persons in this matter;

2.   Lex-com PARTSPRO:

     a. Regarding "partspro", FiLCO agrees to support TVHFP in its efforts to find a solution, with or without Lex-com;
     b. FiLCO will make at TVHFP's disposal all technical information for future forklift models;

3.   FiLCO Spare-parts business

     a. Parties agree to set up, in the near future, a partnership for FiLCO's "Clark-Filco" Spare parts business of which following headlines will be part of:
          i. TVHFP or its affiliates will be the exclusive distributor of "Clark-Filco" spare parts for the after-market;
          ii. The partnership can be cancelled by either Party with a notice period of one year to the end of the year;

4.   Iran

     a. TVHFP agrees to make arrangements with Sepahan in order to appoint Sepahan as an exclusive dealer for both "Clark" and "Clark-Filco" spare-parts for the 'Iran'-territory;

b.   TVHFP will not attempt to set up a "CKD"-business in Iran;

5.   Stock at Mulheim-factory

     a. Parties agree to swap the spare parts stock, currently located in the Mulheim-factory and bought by TVHFP from Clark Material Handling Europe GmbH, against
          i. The forklift trucks owned by FiLCO; A list of the forklift trucks which will be swapped is attached in annexe 1 of this Amendment;
          ii. The spare parts for the so-called "GEN2"-model (Korean models) located in the Mulheim-factory;
          iii. The "surplus spare parts"; After the allocation of the parts in the Mulheim-factory to the production of current models, Parties agree to "sweep" the factory and FiLCO will hand over to TVHFP the surplus spare parts;

6. Non-exclusive "Clark-Filco" forklift truck dealership

     a. Thermote & Vanhalst, an affiliate of TVHFP, will be a non-exclusive dealer for "Clark-Filco" forklift trucks;

This Amendment shall be governed by and construed in accordance with the laws of Germany. All disputes arising out of this Letter of Intent shall be finally settled by three arbitrators in accordance with the Rules of the Arbitration Institute of the International Chambre of Commerce.

This Amendment is executed in two original copies, each Party recognizing having receive one original copy.

May 9th, 2003


For TVH Forklift Parts                               For FiLCO
Bernard De Meester                                   Werner Fanger


Urkundenrolle Nummer    359     fur 2003

------------------------------------------------------------   ------------------------------------------------------------
Verhandelt am 2. August 2003 in Mulheim an der Ruhr            Statements given on  August  2nd, 2003 in  Mulheim an der
                                                               Ruhr
Vor mir, dem unterzeichnenden Notar                            Before me, the undersigned notary
------------------------------------------------------------   ------------------------------------------------------------

                                                     Heinrich Kramer

------------------------------------------------------------   ------------------------------------------------------------
mit dem Amtssitz in                                            Officially resident at
------------------------------------------------------------   ------------------------------------------------------------

                                               45468 Mulheim an der Ruhr

------------------------------------------------------------   ------------------------------------------------------------
der sich auf Wunsch  des  Erschienenen in die Geschaftsraume   Who went  as per  the requirement  of the appeared to the
der  FiLCO  GmbH, Rheinstrasse   19-23, 45478  Mulheim  a.d.   offices  of  FiLCO  GmbH,    Rheinstrasse   19-23,  45478
Ruhr begab,                                                    Mulheim a.d. Ruhr

------------------------------------------------------------   ------------------------------------------------------------
Erschien haute:                                                appeared today:
------------------------------------------------------------   ------------------------------------------------------------

                                                   Herr Fil Filipov
                                               100, East Huron Street
                                                      Suite 4703
                                            Chicago Illinois 60611, USA

------------------------------------------------------------   ------------------------------------------------------------
Der Erschienene ist dem Notar von Peron bekannt.               The appeared is personally known by the notary.

------------------------------------------------------------   ------------------------------------------------------------
Der Notar fragte den  Erschienenen zu 1., obviously eine der   The Notary  asked the  appeared,  re 1),  whether the notary
mit dem Notar beruflich  verbundenen Personen oder der Notar   himself or one of his  associates  was  involved in a matter
selbst in einer Angelegenheit, die Gegenstand dieser           which is subject of this notarization, apart

Beurkundung  ist,  au(beta)erhalb  des Notaramtes  tatig war   from this notarization. The appeared denied this question.
oder ist. Dieses wurde verheint.

------------------------------------------------------------   ---------------------------------------------------------
------------------------------------------------------------   ---------------------------------------------------------
Der  Erschienene -  nachstehend  "Gesellschafter"  genannt -   The appeared  -  hereinafter  referred to  as "Shareholder"
erklarte:                                                      - declared:
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
Ich bin der einzige Gesellschafter der                         I am the only shareholder of
------------------------------------------------------------   ------------------------------------------------------------

                                                      FiLCO GmbH
                                                  Rheinstrasse 19-23
                                                  45478 Mulheim/Ruhr

------------------------------------------------------------   ------------------------------------------------------------
eingetragen im Handelsregister des Amtsgerichts Mulheim/Ruhr   registered in the  Commercial  Register with the Local court
unter HRB 4949                                                 of Mulheim/Ruhr under HRB 4949

------------------------------------------------------------   ------------------------------------------------------------
- nachstehend "Gesellschaft" genannt -                         - hereinafter referred to as "Company" -
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
Der  Stammkapital der  Gesellschaft  von 25.000,00  Euro ist   The  Company's  share  capital  of 25.000,00 Euro  is  fully
voll einbezahlt.                                               paid up.
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
Der  Gesellschafter   bat  sodann  um  die  Beurkundung  des   The  Shareholder  then  applied  for   notarization  of  the
folgenden                                                      following
------------------------------------------------------------   ------------------------------------------------------------


------------------------------------------------------------   ------------------------------------------------------------
                Gesellschafterbeschlusses:                                  Shareholders' Resolution:
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
Unter  Verzicht auf alle Fristen und Formen der  Einberufung   Waiving  all   requirements  as  to  call  and  notice,   an
wird        hiermit        eine        au(beta)erordentliche   extraordinary  shareholders'  meeting is  conducted  and the
Gesellschafterversammlung abgehalten und folgender BESCHLUSS   following is RESOLVED:
gefasst:
------------------------------------------------------------   ------------------------------------------------------------
1.        Das  Stammkapital   der   Gesellschaft   wird  von   1.        The   Company's   registered   share   capital  of
          25.000,00 Euro gegen  Sacheinlagen um 1.225.000,00             25.000,00   Euro   shall  be   increased   against
          Euro auf Insgesamt 1.250.000,00 Euro erhoht                    contributions   in   kind   in   the   amount   of
                                                                         1.225.000,00   euro  to  an   overall   amount  of
                                                                         1.250.000,00 Euro.

------------------------------------------------------------   ------------------------------------------------------------
2.        Die   neue    Stammeinlage   wird   zum   Nennwert   2.        The new  share  capital  shall  be  issued  at its
          ausgegeben.  Sie nimmt am Gewinn absolutely Beginn             nominal value.  It shall  participate in profit as
          des bei Elntragung der  Kapitalerhohung  laufenden             from the  start of the  fiscal  year in which  the
          Geschaftsjahres teil.                                          share capital increase shall be registered.

------------------------------------------------------------   ------------------------------------------------------------
3.        Zur   Ubernahme   der  neuen   Stammeinlage   wird   3.        Only the  Shareholder is admitted to  subscription
          ausschlie(beta)lich der Gesellschafter zugelassen.             of the new share capital.

------------------------------------------------------------   ------------------------------------------------------------
4.        Die neue Stammeinlage auf das erhohte Stammkapital   4.        The  Shareholder  shall make his  contribution  in
          ist  durch  den   Gesellschafter   durch  folgende             kind to the increased share capital as follows:
          Leistung zu erbringen:

          Die Gesellschaft ist dem Gesellschafter dema(beta)             Pursuant to the following loan agreements
          den dartehensvertragen



          vom 20.04.2003 uber 275.000,00 Euro                            of 275.000,00 Euro dtd. April 20th, 2003
          vom 20.04.2003 uber 400.000,00 Euro                            of 400.000,00 Euro dtd. April 20th, 2003
          vom 05.05.2003 uber 300.000,00 Euro                            of 300.000,00 Euro dtd. Mai 5th, 2003
          vom 09.06.2003 uber 250.000,00 Euro                            of 250.000,00 Euro dtd. June 9th, 2003


          zur Ruckzahlung von gewahrten Darlehen in Hohe von             the  Company  has  to  repay  to  the  Shareholder
          insgesamt  1.225.000,00  Euro  verpflichtet.   Zur             granted loans in the total amount of  1.225.000,00
          erbringung   seiner   Einlage    vereinbaren   der             Euro. The Shareholder and the Company agree in the
          Gesellschafter   und  die   Gesellschaft   in  dem             Contribution  and Discharge  Agreement dtd. August
          Erla(beta)- und  Einbringungsvertrag vom 2. August             2nd,  2003  that  the  Shareholder   releases  the
          2003 dass der  Gesellschafter der Gesellschaft die             Company from its debt to repay the afore mentioned
          Ruckzahlung  der   Darlehenssumme   von  insgesamt             loans of 1.225.000,00 Euro.
          1.225.000 Euro Erlasst.

------------------------------------------------------------   ------------------------------------------------------------
5.        Soweit der  Teilwert der  eingebrachten  Forderung   5.        Insofar  as  the  going   concern   value  of  the
          und damit der in der Bilanz anzusetzende  Buchwert             contributed  claim und  therefore  the  accounting
          den   Nennbetrag   der   gewahrten    Stammeinlage             value surpasses the nominal value of the new share
          ubersteigt,  wird der Mehrbetrag dem Einbringenden             capital,  the difference  shall not be paid to the
------------------------------------------------------------   ------------------------------------------------------------


------------------------------------------------------------   ------------------------------------------------------------
          nicht vergulet, sondern in die Kapitalrucklage der             shareholder but shall be allocated to the reserves
          Gesellschaft eingestellt.  Soweit der Teilwert der             of the Company. In case the going concern value of
          eingebrachten   Forderung   den   Nennbetrag   des             the  contributed  claim does not reach the nominal
          gewahrten Geschaftsanteils nicht erreicht, hat der             value of the new share, the Shareholder has to pay
          Gesellschafter  den  Differenzbetrag  in  Geld  zu             the difference.
          verguten.
------------------------------------------------------------   ------------------------------------------------------------
6.        ss. 3 des Gesellschaftsvertrages der Gesellsschaft   6.        ss.  3 of  the  Articles  of  Association  of  the
          wird neu gefasst und lautet nunmehr wie folgt:                 Company shall be revised and read as follows:

                            ss. 3                                                              ss. 3
              Staffkapital und Stammeinlagen                                            Stated Share Capital

          1. Das Stammkapital  der Gesellschaft  betragt EUR             1. The  Company's  share  capital  amounts  to EUR
          1.250.000,00     (in     Worten:     Euro     eine             1.250.000,00 (one million two hundredand fifty
          millionzweihundertfunfzigtausend).                             thousand Euro).


Damit wurde die  Gesellschafterversammlung  geschlossen.       No  further  business  being  presented  the   Shareholders'
                                                               Meeting was adjourned.


Der Gesellschafter erklart, dass er die neue Staffeinlage im   The  Shareholder  hereby  subscribes to the new share in the
Nennwert von1.225.000,00 Euro ubernimmt.                       nominal value of 1.225.000,00 Euro.


------------------------------------------------------------   ------------------------------------------------------------
Der Notar wies auf folgendes hin:                              The notary gave the following instructions:

-        Die   gema  (beta)  dieser   Urkunde   beschlossene   -        The   share   capital   increase  resolved  through
         Kapitalerhohung  wird  erst  mit  Eintragung in das            this  instrument  shall  come  into  full force and
         Handelsregister wirksam.                                       effect   only  upon  its   registration   with  the
                                                                        Commercial Register.
------------------------------------------------------------   ------------------------------------------------------------

-         Der   Gesellschafter   hat,  falls  der  Wert  der   -         The  Shareholder  shall  compensate  through  cash
          Sacheinlge   bei   Eingang   der   Anmeldung   der             payment any shortfall  that shall arise if, at the
          Kapitalerhohung  beim  Registergericht  den Betrag             date of the filing of the  capital  increase,  the
          der   dafur   ubernommenen    Stammeinlage   nicht             value of the  contribution  in kind shall be lower
          errelcht, in Hohe des Fehlbetrages eine Einlage in             than the amount of the shares subscribed.
          Geld zu leislen.
------------------------------------------------------------   ------------------------------------------------------------


------------------------------------------------------------   ------------------------------------------------------------

-         Der  Gesellschafter  haftet fur ubernommene,  aber   -         The  Shareholder  shall be liable  for any  shares
          nicht   erbrachte   Stammeinlagen   und   fur  die             subscribed  but not  paid up and for the  value of
          Vollwertigkeit der Sacheinlage.                                the contributions in kind.

------------------------------------------------------------   ------------------------------------------------------------

Die  Kosten  dieser  Urkunde  und ihrer  Durchfuhrung  sowie   The costs of this instrument and its  implementation and all
anfallende Verkehrssteuem tragt die Gesellschaft.              transfer  taxes that shall  become due shall be borne by the
                                                               Company.

------------------------------------------------------------   ------------------------------------------------------------
Vollmacht.   Der   Erschienene  zu  1   bevollmachtigt   den   Authorisation  The appeared,  re 1) herewith  authorizes the
Geschaftsfuhrer Werner Fanger,  wohnhaft Heiligenhauser Str.   General Manager Werner Fanger, Heiligenhauser Str. 23, 40883
23, 40883 Ratingen, allein zu handeln berechtigt und von den   Ratingen, with the power to act solely and released from the
Beschrankungen   des   ss.   181  BGB   befreit,   samtliche   obligation  of  ss.  181  BGB to  give  all  additional  and
erganzenden und erlauternden  Erklarungen  abzugeben die zur   explanatory  statements which are needed to proceed with the
Durchfuhrung der Kapitalerhohung erforderlich sind.            share capital increase.

------------------------------------------------------------   ------------------------------------------------------------
Diese  Niederschrift  wurde  dem  Gesellschafter  vom  Notar   This  instrument was read by the notary to the  Shareholder,
vorgelesen,  von ihm genehmigt und von ihm und dem Notar wie   approved by and signed by the  Shareholder and the notary in
folgt eigenhandig unterzeichnet:                               their own hand:

-----------------------------------------------------------    ------------------------------------------------------------

[two signatures]

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 20th day of April 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Fil Filipov, 100 East Huron Street Suite 4703, Chicago IL. 60611, USA, being the sole shareholder of FiLCO


          The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Stadtsparkasse Mulheim, account no. 300 150 080, SWIFT Code. SPMHDE3E.

2. The loan will be interest bearing. The applicable interest rate is 6, % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice. The loan will be subordinated to other liabilities FiLCO has against trade creditors, banks or other creditors.

          Notwithstanding the above, Lender may at any time decide to convert the loan into share capital of FiLCO.

4. FiLCO agrees to reimburse Lender for all costs, incl. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.

In witness whereof, the parties have executed this Loan Agreement as of the date first above written.

FiLCO GmbH                                           Fil Filipov

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 9th day of June 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Fil Filipov, 100 East Huron Street Suite 4703, Chicago IL. 60611, USA, being the sole shareholder of FiLCO (Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 250.000,- (loan amount). The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Stadtsparkasse Mulheim, account no. 300 150 080, SWIFT Code. SPMHDE3E.

2. The loan will be interest bearing. The applicable interest rate is 6, % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice. The loan will be subordinated to other liabilities FiLCO has against trade creditors, banks or other creditors.

          Notwithstanding the above, Lender may at any time decide to convert the loan into share capital of FiLCO.

4. FiLCO agrees to reimburse Lender for all costs, incl. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.

In witness whereof, the parties have executed this Loan Agreement as of the date first above written.

FiLCO GmbH                                           Fil Filipov

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 20th day of April 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Fil Filipov, 100 East Huron Street Suite 4703, Chicago IL. 60611, USA, being the sole shareholder of FiLCO (Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 275.000,- (loan amount). The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Stadtsparkasse Mulheim, account no. 300 150 080, SWIFT Code. SPMHDE3E.

2. The loan will be interest bearing. The applicable interest rate is 6, % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice. The loan will be subordinated to other liabilities FiLCO has against trade creditors, banks or other creditors.

          Notwithstanding the above, Lender may at any time decide to convert the loan into share capital of FiLCO.

4. FiLCO agrees to reimburse Lender for all costs, incl. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.

In witness whereof, the parties have executed this Loan Agreement as of the date first above written.

FiLCO GmbH                                           Fil Filipov

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 5th day of Mai 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Fil Filipov, 100 East Huron Street Suite 4703, Chicago IL. 60611, USA, being the sole shareholder of FiLCO (Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 300.000,- (loan amount). The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Stadtsparkasse Mulheim, account no. 300 150 080, SWIFT Code. SPMHDE3E.

2. The loan will be interest bearing. The applicable interest rate is 6, % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice. The loan will be subordinated to other liabilities FiLCO has against trade creditors, banks or other creditors.

          Notwithstanding the above, Lender may at any time decide to convert the loan into share capital of FiLCO.

4. FiLCO agrees to reimburse Lender for all costs, incl. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.

In witness whereof, the parties have executed this Loan Agreement as of the date first above written.

FiLCO GmbH                                           Fil Filipov

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 20th day of April 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Fil Filipov, 100 East Huron Street Suite 4703, Chicago IL. 60611, USA, being the sole shareholder of FiLCO (Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 400.000,- (loan amount). The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Stadtsparkasse Mulheim, account no. 300 150 080, SWIFT Code. SPMHDE3E.

2. The loan will be interest bearing. The applicable interest rate is 6, % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice. The loan will be subordinated to other liabilities FiLCO has against trade creditors, banks or other creditors.

          Notwithstanding the above, Lender may at any time decide to convert the loan into share capital of FiLCO.

4. FiLCO agrees to reimburse Lender for all costs, incl. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.

In witness whereof, the parties have executed this Loan Agreement as of the date first above written.

FiLCO GmbH                                           Fil Filipov


------------------------------------------------------------   ------------------------------------------------------------
              Einbringungs- und Erlassvertrag                             Contribution and Discharge Agreement
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
                         zwischen                                                 by and between
------------------------------------------------------------    -----------------------------------------------------------

                                                        FiLCO GmbH,
                                                     Rheinstrasse 19-23,
                                                45478 Mulheim an der Ruhr

------------------------------------------------------------   ------------------------------------------------------------
eingetragen im Handelsregister des Amtsgerichts Mulheim/Ruhr   registered in  the Commercial Register of the Local Court
unter HRB 4949                                                 of Mulheim/Ruhr under HRB 4949
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
- nachfolgend "Gesellschaft" genannt -                         - hereinafter referred to as "Company" -
------------------------------------------------------------   ------------------------------------------------------------
------------------------------------------------------------   ------------------------------------------------------------
                            und                                                        And
------------------------------------------------------------   ------------------------------------------------------------

                                                   Mr. Fil Filipov
                                               100, East Huron Street,
                                                      Suite 4703,
                                               Chicago Illinois, 60611
                                                         USA

------------------------------------------------------------   ------------------------------------------------------------
als Alleingesellschafter der Gesellschaft                      being the sole shareholder of the Company
------------------------------------------------------------   ------------------------------------------------------------
- nachfolgend "Gesellschafter" genannt -                       - hereinafter referred to as "Shareholder" -
------------------------------------------------------------   ------------------------------------------------------------
- bei Parteien nachstehend zusammen "Parteien" genannt -       - both parties  hereinafter collectively  referred to as the
                                                               "Parties" -
-----------------------------------------------------------    ------------------------------------------------------------

1. Mit Gesellschafterbeschloss vom 2 August 2003 (UR-Nr. ...   1. As per the Shareholder's resolution dtd. August 2nd, 2003
) des Notars  Heinrich  Kramer aus Mulheim an der Ruhr,  hat   (UR-Nr.  ...  ),  certified  by  notary  Heinrich  Kramer of
der   Gesellschafter   beschlossen,   das  Stammkapital  der   Mulheim  an der  Ruhr,  the  Shareholder  resolved  that the
Gesellschaft  von 25.000,00  Euro um  1.225.000,00  Euro auf   Company's  registered  share capital of 25.000,00 Euro shall
1.250.000,00  Euro im Wege der Sacheinlage durch Einbringung   be increased against  contributions in kind in the amount of
einer Forderung gegen die Gesellschaft zu erhohen.             1.225.000,00  Euro to an overall amount of 1.250.000,00 Euro by contributing a claim against the Company.


------------------------------------------------------------   ------------------------------------------------------------
2. In Vollzug dieses Kapitalerhohungsbeschlusses  treffen 2.   In order  to execute  such resolution the parties enter into
 die Parteien den nachstehenden                                the following

------------------------------------------------------------   ------------------------------------------------------------
                       Einbringungs-                                                  Contribution
                    und Erlassvertrag:                                         and Discharge Agreement:
------------------------------------------------------------   ------------------------------------------------------------
Der gesellschafter erlasst der dies annehmenden Gesellschaft   Effectively   immediately,   the  Shareholder  releases  the
mit       sofortiger       Wirkung      die       entstanden   Company,  who accepts this  release,  from its debt to repay
Darlehensruckzahlungsschulden in Gesamthohe von 1.225.000,00   loans in the total amount of  1.250.000,00  Euro pursuant to
Euro aus den Darlehensvertragen                                the following loan agreements
------------------------------------------------------------   ------------------------------------------------------------


                                       29

------------------------------------------------------------   ------------------------------------------------------------
vom 20.04.2003 uber 275.000,00 Euro                            of 275.000,00 Euro dtd. April 20th, 2003
vom 20.04.2003 uber 400.000,00 Euro                            of 400.000,00 Euro dtd. April 20th, 2003
vom 05.05.2003 uber 300.000,00 Euro                            of 300.000,00 Euro dtd. Mai 5th, 2003
vom 09.06.2003 uber 250.000,00 Euro                            of 250.000,00 Euro dtd. June 9th, 2003
------------------------------------------------------------   ------------------------------------------------------------

3.  Als   Gegenleistung   gewahrt   die   Gesellschaft   dem   3. The  Company  grants the  Shareholder  a new share in the
Gesellschafter einen weiteren  Geschaftsanteil im Nennbetrag   nominal  value  1.225.000,00  Euro  as  consideration.   The
von 1.225.000,00  Euro. Die Gesellschaft  setzt den Wert der   Company  fixes the value of the  contributed  claim with its
eingebrachlen  Forderung  mit ihrem  Teilwert an. Soweit der   going concern  value.  Insofar as the going concern value of
Teilwert der  eingebrachten  Forderung  und damit der in der   the  contributed  claim und therefore the  accounting  value
Bilanz  anzusetzende  Buchwert den  Nennbetrag der gewahrten   surpasses the nominal value of the new share, the difference
Stammeinlage    ubersteigt,    wird   der   Mehrbetrag   dem   shall not be paid to the  shareholder but shall be allocated
Einbringenden nicht vergutet, sondern in die Kapitalrucklage   to the  reserves of the Company.  In case the going  concern
der  Gesellschaft  eingestellt.   Soweit  der  Tellwert  der   value of the  contributed  claim does not reach the  nominal
eingebrachten   Forderung  den   Nennbetrag   des  gewahrten   value  of the  new  share,  the  Shareholder  has to pay the
Geschaftsanteils  nicht erreicht, hat der Gesellschafter den   difference.
Differenzbetrag in Geld zu verguten.

------------------------------------------------------------   ------------------------------------------------------------
4. Anderungen  und  Erganzungen  dieses  Vertrages  bedurfen   4. Changes and amendments to this agreement must be made in
 der Schriftform.                                              writing.
------------------------------------------------------------   ------------------------------------------------------------
5.  Dieser   Einbringungs-  und   Eriassvertrag   unterliegt   5. This  Contribution and Discharge  Agreement is subject to
deutschem  Recht.  Gerichtsstand  ist Mulheim an der Ruhr.an   German Law. Jurisdiction shall be in Mulheim an der Ruhr.
agreements

------------------------------------------------------------   ------------------------------------------------------------
6.  Sollte eine  Klausel ode rein Teil dieses  Einbringungs-   6. In the event that any provision of this  Contribution and
und Erlassvertrages  unwirksam sein oder werden, oder sollte   Discharge  Agreement shall be or become invalid, or if there
ein  versteckter  Einigungsmangel  vorliegen,  so  wird  die   is an omission,  the validity of the remaining provisions of
Wirksamkeit der ubringen  Bestimmungen des Einbringungs- und   this  Contribution  and  Discharge  Agreement  shall  not be
Erlassvertrag  hiervon nicht beruhrt.  In diesem Fall werden   affected  thereby.  In this case the Parties  shall  replace
die   Parteien   derartige   Bestimmungen   durch   wirksame   such provisions with a provision that achieves the objective
Bestimmungen ersetzen, die dem Zweck der zu ersetzenden oder   of the invalid or missing provision as good as possible.  In
fehlenden    Bestimmung    weitgehend     entspricht.     In   cases of doubt the German version of this  Contribution  and
Zweifelsfallen ist die Deutsche Version dieses Einbringungs-   Discharge Agreement shall prevail.
und Erlassvertrages ma(beta)geblich.

------------------------------------------------------------   ------------------------------------------------------------

------------------------------------------------------------   ------------------------------------------------------------
Mulheim Ruhr den 02. August 2003                               Mulheim Ruhr August 2nd, 2003
------------------------------------------------------------   ------------------------------------------------------------


FiLCO GmbH                                                     Fil Filipov

(EXHIBIT 3)

Schedule 6.01(p), there are no material judgments, orders, awards or decrees currently in effect against Seller with respect to the ownership, marketing, development or operation of any part of the Assets or the Business, except as described HEREIN:

          a. The Seller will have to pay for 32 People older than 59 years by Feb. 29,2004. This will cost EURO 243K

          b. EURO 750K is the exposure risk for 148 court cases if Seller loses the case(s) and no other people are hired back. (Estimate) The Union cannot change the agreement, because the court case(s) are open.

                                    CONTRACT

                  for the Supply of CLARK FiLCO Forklift Trucks


This Contract has been entered into this 6th day of July 2003 between

FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d. Ruhr
- the Seller -

and

Nebem B.V., Postbux 1055, 3300 BETA-BLOCKER Dordrecht
- the buyer -

- collectively : the Parties

WHEREAS Seller is manufacturer of counter balanced forklift trucks (RCB), and has been in negotiation with buyer for the sale of same

WHEREAS Buyer is a trading company not being active in the market of RCB but interested to enlarge his business activities and is therefore interested to buy same from supplier.

Therefore the Parties agree the follow:

                            ss. 1 Purpose of Contract

Seller will produce the following quantities of RCB's as per Sellers order confirmation dtd. 30.5.2003 as follows

50 units CTM 16S, 3 wheeler, 48 Volts, SE-tires, standard upright 3240 mm, carriage 940 mm. forks 1000mm at the agreed price of EUR 9.999,00 per truck

delivery will take place in the months of August & September 2003

50 units CDP 25, SE-tires, standard upright 3300 mm, carriage 1150 mm. forks 1000 mm at the agreed price of EUR 13.999,00 per truck

delivery will take place in the months of October & November 2003

                                 ss. 2 Delivery

Delivery will take place ex works Mulheim Ruhr. Seller will inform Buyer by fax, e-mail or phone about machines ready to be delivered. As Buyer will have to set up his distribution network, the Parties agree, that the units will be stored in the premises of Seller at Sellers expense until Buyer is ready to pick them up.

                           ss. 3 Marketing Assistance

The Parties agree, that Seller will assist Buyer in marketing the units, by offering same to interested parties. In case Seller is able to assist in this way, he will credit Buyer's account with the respective invoice value.

                            ss. 4 Invoicing / Payment

The parties agreed that Buyer will pay 50% of the total Contract value as an advance payment to Sellers account no. 300150080 with Stadtsparkasse Mulheim, SWIFT Code SPMHDE3E immediately after signing the contract. Seller already issued the respective invoice in the amount of EUR 599.950,00 and sent it to Buyer.

Seller will invoice upon readiness for shipment to Buyer the total value of each unit, and will credit proportionally Buyers advance account. The payment of the remaining 50 % of the invoice value will be effected upon shipment of the trucks.

                                 ss. 5 Warranty

The warranty for the trucks delivered is 6 month form shipment date, parts only.

                       ss. 6 Repayment of Advance Payment

The Parties agree that after six month from the date of the first machine being available they will meet in order to see how the business developed. Should there be still machines left for sale from this Contract the Parties will mutually negotiate whether the co-operation will be continued and the six month trail period will be extended, or whether Seller has to take back any machine left and refund proportionally Buyers advance payment.

At that date also the pro rata advance payment received by Seller for all machines sold by Seller under the terms of article 3 of this Contract will be refunded to Buyer.

                               ss. 7 Miscellaneous

Should individual clauses of this contract be valid, this will not influence the validity of the Contract. Invalid clauses will be substituted by such valid clauses which are closest to what the parties intended.

This Contract is governed by the Laws of the Federal Republic of Germany, place of jurisdiction is Mulheim Ruhr.


FiLCO GmbH                                                    Nebem B.V.


Urkundenrolle Nummer    360     fur 2003

------------------------------------------------------------   ------------------------------------------------------------
Verhandelt zu Mulheim Ruhr, am 2. August 2003                  Negotiated in Mulheim Ruhr, this 2nd day of August, 2003

Vor mir, dem unterzeichnenden Notar                            Before me, the undersigned notary
------------------------------------------------------------   ------------------------------------------------------------

                                                     Heinrich Kramer

------------------------------------------------------------   ------------------------------------------------------------
mit dem Amtssitz in                                            Officially resident at
------------------------------------------------------------   ------------------------------------------------------------

                                                 Mulheim an der Ruhr

------------------------------------------------------------   ------------------------------------------------------------
Der sich auf Wunsch des  Erschienenen in die  Geschaftsraume   Who  went  as  per  the  requirement  of the appeared re. 1)
der FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.         and  re.  2) to  the  offices  of FiLCO  GmbH,  Rheinstrasse
Ruhr begab,                                                    19-23, 45478 Mulheim a.d. Ruhr
------------------------------------------------------------   ------------------------------------------------------------
Erschien haute:                                                appeared today:
------------------------------------------------------------   ------------------------------------------------------------

                                                      1. Fil Filipov
                                           100 East Huron Street, Suite 4703
                                               Chicago Illinois 60611, USA

------------------------------------------------------------   ------------------------------------------------------------
handelnd  als  Vollmachtioser  Vertreter  fur Vectra Ltd. 36   Acting in his  capacity  as  shareholder  of FiLCO  GmbH,  a
Paradise Road, Richmond, Surrey TW 19 1SE, UK                  company duly organized under the law of Germany


- nachstehend "Sicherungsgeber" gennant-                       - hereinafter referred to as "Pledgor"
------------------------------------------------------------   ------------------------------------------------------------

                                                  2. Herr Werner Fanger
                                                 Helligenhauser Str. 23,
                                                     40883 Ratingen

------------------------------------------------------------   ------------------------------------------------------------
handelnd als Vollmachtioser Vertreter fur Vectra Ltd. 36       Acting  as   agent  without  authority  for Vectra  Ltd. 36
Paradise Road, Richmond, Surrey TW 19 1SE, UK                  Paradise Road, Richmond, Surrey TW 19 1SE, UK

- nachstehend "Darlehensgeber" gennant -                       - hereinafter referred to as "Borrower" -
------------------------------------------------------------   ------------------------------------------------------------
Der  Erschienene zu 1. und der  Erschienene  zu 2  sind  dem   The appeared  re. 1) and the appeared re. 2)  are personally
Notar von Person bekannt.                                      known to the Notary.

Der Notar fragte die Erschienenen obviously er oder eine der   The Notary asked the  appeared  whether he himself or one of
mit   ihm   beruflich    verbundenen   Personen   in   einer   his  associates was involved in a matter which is subject of
Angelegenhelt,   die  Gegenstand  dieser   Beurkundung  ist,   this  notarization,   apart  from  this  notarization.   The
au(beta)erhalb  des  Notaramtes  tatig war oder ist.  Dieses   appeared denied this question.
wurde verneint.
------------------------------------------------------------   ------------------------------------------------------------



                                       34

------------------------------------------------------------   ------------------------------------------------------------
Sodann schlossen die Erschienenen folgenden                    The parties then concluded the following

                    Verpfandungsvertrag                                          Pledge Agreement
------------------------------------------------------------ --------------------------------------------------------------

          Der   Sicherungsgeber   ist  inhaber  zweier  voll             The  Pledgor  is the  owner of two  fully  paid up
          eingezahlter  Geschaftsantelle  im Nennbetrag  von             shares in the nominal  value of EUR  24.900,00 and
          EUR   24.900,00   und   EUR   100,00   an  der  im             EUR 100,00 in the company  FiLCO GmbH,  registered
          Handelsregister  des  Amtsgerichts  Mulheim  a. d.             in the  Commercial  Register of the local court of
          Ruhr  unter  der  Nummer  HRB  4949  eingetragenen             Mulheim  a. d.  Ruhr  under  the  Number  HRB 4949
          Gesellshaft     FiLCO    GmbH    (im     folgenden             (hereinafter  referred  to as  "Company")  with  a
          "Gesellschaft"  gennant),  deren  Stammkapital EUR             share capital of EUR  25.000,00.  An obligation to
          25.000,00  betragt.   Eine   Nachschu(beta)pflicht             make additional contributions does not exist.
          besteht nicht.

------------------------------------------------------------   ------------------------------------------------------------
I.        Verpfandungserklarung                                I.        Pledge

1.        Der  Sicherungsgeber   verpfandet  Vectra  hiermit   1.        The Pledgor  herewith  pledges his  aforementioned
          seine  Geschaftsantelle  an der  Gesellschaft  (im             shares in the Company (hereinafter  referred to as
          folgenden "Anteil" gennant).                                   "Share") to Vectra.



2.        Das  Pfandrecht  ersteckt  sich ohne weiteres auch   2.        The right of lien  shall  automatically  extend to
          auf  samtliche   kunftlgen   (z.B.  neue  und/oder             all future (e.g.  newly acquired or  consolidated)
          zusammengefa(beta)ten)     Geschaftsanteile    des             shares owned by the Pledgor, but not exceeding the
          Sicherungsgebers  jedoch  maximal bis zur Hohe des             amount  of the loan  referred  to in  Section  II.
          unter II. genannten Kreditbetrages. Ubersteigt der             Should the nominal value of the shares  pledged in
          nominal Wert der verpfandeten Geschaftsanteile den             favor of Borrower  should increase the unpaid loan
          offenen Darlehensbetrag zuzuglich der vereinbarten             amount including  accumulated  interest,  Borrower
          Zinsen,  stimmt der  Darlehensgeber  bereits jetzt             already agrees to release the excess security.
          einer   Teilung  und   Freigabe   der  nicht  mehr
          benotigten Sicherhelten zu.

3.        Das  Pfandrecht   erstreckt  sich  femer  auf  die    3.       The right of lien shall furthermore  extend to the
          Ausschuttungen  und sonstigen  Zahlungen sowie auf             dividends and to other  payments as well as to the
          den    Liquidationserios    bei    Auflosung   der             proceeds   in   the   event   of   the   Company's
          Gesellschaft.                                                  liquidation.

------------------------------------------------------------   ------------------------------------------------------------
II.       Sicherungszweck                                       II.      Purpose of the Collateral

          Der   Darlehensgeber   stellt   der   Gesellschaft             Pursuant to the loan agreement ( Promissory Note )
          aufgrund des  Kreditvertrages  ( Promissory Note )             dtd. August 2nd, 2003, Borrower has granted to the
          vom 02.  August .2003 einen Kredit in Hohe von bis             Company loan facilities of up to EUR 750.000,00.
          zu EUR 750.000,00 zur Verfugung.
------------------------------------------------------------   ------------------------------------------------------------


                                       35

------------------------------------------------------------   ------------------------------------------------------------
          Die   Verpfandung   erfolgt  zur  Sicherung  aller             This  pledge  is  intended  to secure  all  claims
          Anspruche  einschlie(beta)lich  der  Anspruche auf             including  claims for any interest or cost,  which
          Zinsen und Kosten, die dem Darlehensgeber aufgrund             Borrower is entitled to assert against the Company
          dieses  Kredits gegen die  Gesellschaft  zustehen,             by virtue of the loan  agreement  even then if the
          und  zwar   auch   dann,   wenn  die   vereinbarte             original term of the loan has been extended.
          Kreditlaufzeit verlangert wird.

------------------------------------------------------------   ---------------------------------------------------------
III.     Rechte und Pflichten des Sicherungsgebers             III.      Rights and Obligations of Pledgor


1.        Der  Sicherungsgeber  ist berechtigt,  die mit dem   1.        The  Pledgor is  entitled  to continue to exercise
          verpfandeten           Antell          verbundenen             his membership rights regarding the pledged Share,
          Mitgliedschaftsrechte,       insbesondere      das             particularly   regarding  his  voting  right.  The
          Stimmrecht,   weiterhin  allein   auszuuben.   Der             Borrower    shall    refrain   from   giving   any
          Darlehensgeber wird sich jeder Weisung enthalten.              instructions whatsoever.

2.        Der Sicherungsgeber  bleibt bis auf Widerruf durch   2.        The  Pledgor  remains   entitled  to  receive  any
          die Darlehensgeber  berechtigt, die Ausschuttungen             dividends   and  other   payments   including  any
          und     sonstigen      Zahlungen     sowie     den             proceeds   in   the   event   of   the   Company's
          Liquidationserlos  bei Auflosung der  Gesellschaft             liquidation, until such right should be revoked by
          in Empfang zu nehmen.                                          the Borrower.

3.        Der Sicherungsgeber  verpflichtet sich,  keinerlei   3.        The  Pledgor  undertakes  not to conduct any legal
          Rechtsgeschafte oder Handlungen vorzunehmen, durch             transactions  or carry  out any acts  which  could
          welche   das   Pfandrecht   des    Darlehensgebers             frustrate or impair the Borrower's  right of lien,
          vereitelt oder  beeintrachtigt,  insbesondere  der             particularly those which could reduce the value of
          verpfandete  Anteil  als  Pfandobjekt   verringert             the pledged shares as collateral.
          werden.
------------------------------------------------------------   ------------------------------------------------------------

IV.       Verzicht auf die Einrede der Aufrechenbarkeit        IV.       Waiver of Defences

          Der  Verpfaander  kann sich nicht darauf  berufen,             The  Pledgor  may not  refer the  Borrower  to its
          da(beta) der Darlehensgeber  seine Anspruche durch             right to satisfy  its claims by way of setting off
          Aufrechnung   gegen   fallige    Forderungen   der             any  claims  it might  have  against  the  Company
          Gesellschaft  befriedigen  kann  (Verzicht auf die             (waiver of the Pledgor's  setoff-defense according
          dem  Verpfander  nach ss.ss.  1211, 770 Abs. 2 des             to sec.  1211 and 770 para.  2 of the German Civil
          Burgerlichen   Gesetzbuches  -  BGB  -  zustehende             Code - hereinafter: BGB).
          Einrede der Aufrechenbarkeit).

------------------------------------------------------------   ------------------------------------------------------------



                                       36

------------------------------------------------------------   ------------------------------------------------------------
V.       Verwertung                                            V.       Realization

1.        Der    Darlehensgeber    ist    berechtigt,    den   1.        The  Borrower  is  entitled to realize the pledged
          verpfandeten   Anteil  zu   verwerten,   wenn  die             Share if the  Company  is in delay with its agreed
          Gesellschaft   mit  fallien   Zahlungen   auf  die             payment  obligations  towards Borrower,  or if the
          gesicherten   Forderungen   in  Verzug  ist,  ihre             Company has ceased its payments in general,  or if
          Zahlungen  eingestellt  oder die  Eroffnung  eines             the Company has filed an insolvency  petition.  In
          gerichtlichen    Insolvenzverfahrens    uber   ihr             this  event,  for the  purpose  of  realizing  the
          Vermogen  beantragt  hat.  In diesem  Fall ist der             collateral,  the  Borrower has the right to revoke
          Darlehensgeber auch berechtigt, zur Verwertung die             Pledgor's  right  to  exercise  his  voting  right
          Berechtigung  des  Sicherungsgebers  zur  Ausubung             pursuant to clause  III.1 and to revoke  Pledgor's
          seines  Stimmrechts  gem.  Ziffer  III.1.  und die             right to receive  payments  as set forth in clause
          Empfangsberechtigung   des   Sicherungsgebers  fur             III.2.
          Zahlungen gem. Ziff. 111.2. zu widerrufen.

------------------------------------------------------------   ---------------------------------------------------------
2.        Der   Darlehensgeber   wird  die   Verwertung  dem   2.        Borrower  shall warn Pledgor prior to  realization
          Sicherungsgeber  unter  Fristsetzung   schriftlich             of  the   collateral   in   writing  by  fixing  a
          androhen.    Stellt   der   Abschlu(beta)   dieses             time-limit.   If  the   Pledge  is  a   commercial
          Vertrages    fur    den     Sicherungsgeber    ein             transaction for Pledgor,  such time-limit shall be
          Handelsgeschaft  dar, betragt die Frist mindestens             at least  one  week.  In every  other  case,  such
          eine Woche.  In allen ubrigen  Fallen  betragt sie             time-limit  shall be at least one month.  Borrower
          einen   Monat.   In   der   Androhung   wird   die             will  describe  in its  warning  the amount of the
          Darlehensgeber den Betrag bezeichnen, wegen dessen             collateral  which will subject to realization.  No
          die Verwertung  erfolgen soll. Einer Androhung mit             warning  with a fixed  time-limit  is necessary if
          Fristsetzung    bedarf   es   nicht,    wenn   der             Pledgor has ceased its payments in general,  or if
          Sicherungsgeber  seine Zahlungen  eingestellt oder             Pledgor has filed an insolvency petition.
          die      Eroffnung       eines       gerichtlichen
          Insolvenzverfahrens  uber sein Vermogen  beantragt
          hat.


------------------------------------------------------------   ------------------------------------------------------------
3.        Der   Darlehensgeber   darf  zur   Verwertung  den   3.        In order to realize the pledged Share the Borrower
          verpfandeten Antell - abweichend von ss. 1277 S. 1             may - in  derogation of sec. 1277 sentence 1 BGB -
          BGB  -  ohne   vollstreckbaren   Titel  offentlich             have the shares publicly  auctioned to the highest
          meistbietend  versteigern  lassen. Er wird auf die             bidder  without an executory  title.  The Borrower
          berechtigten    Belange    des    Sicherungsgebers             shall  take  Pledgor's   justified  concerns  into
          Rucksicht  nehmen. Er kann auch von ihm verlangen,             consideration.  The  Borrower may also demand that
          dass  er nach  ihren  Weisungen  den  verpfandeten             the Pledgor  realizes  the  pledged  shares in the
          Antell   bestmoglich   verwertet   oder   bei  der             best  possible  way and  according  to  Borrower's
          Verwertung mitwirkt. Der Sicherungsgeber hat alles             instructions or gives his assistance.  The Pledgor
          bei der Verwertung Eriangte  unverzuglich der Bank             shall immediately  surrender any obtained proceeds
          herauszugeben.                                                 to the -Borrower.
------------------------------------------------------------   ------------------------------------------------------------



                                       37

------------------------------------------------------------   ------------------------------------------------------------
4.        Im Fall der Verwertung  gehen samtliche  Anspruche   4.        In the event of a  realization  of the Share,  any
          der  Darlehensgeber  gegen die  Gesellschaft  erst             claims of the  Borrower  against the Company  will
          dann auf den Sicherungsgeber  uber, wenn die durch             not be transferred to the Pledgor until all claims
          diesen  Vertrag  gesicherten   Anspruche  samtlich             secured by this Pledge  Agreement  have been fully
          befriedigt sind. Bis dahin ist der  Darlehensgeber             settled.  Until that time the Borrower is entitled
          berichtigt,  Verwertungseriose  als  Sicherheit zu             to consider any proceeds as security  irrespective
          behandein, ungeachtet ihres Rechts, sich jederzelt             of the  Borrower's  right to use such  security at
          daraus zu befriedigen.                                         any time.


------------------------------------------------------------   ------------------------------------------------------------
VI.      Ubergang von Sicherhelten                             VI.       Transfer of Securities

1.        Hat der Sicherungsgeber  gesicherte  Anspruche der   1.        In case the Pledgor has settled  secured claims of
          Darlehensgeber  befriedigt,  gilt  folgendes:  Die             the  Borrower,   the  following  will  apply:  The
          Ubertragung von Sicherhelten, die die Gesellschaft             Pledgor  can  only  request  the   assignment   of
          gestalt hat,  kann der  Sicherungsgeber  erst dann             securities  provided  by the Company if all claims
          verlangen,   wenn   die   durch   das   Pfandrecht             secured by the  respective  pledge have been fully
          gesicherten Anspruche vollstandig  befriedigt sind             settled and the securities to be  transferred  are
          und die zu ubertragenden  Sicherheiten  nicht mehr             not needed to secure other claims of the Borrower.
          zur Sicherung anderer Anspruche der Darlehensgeber             Securities   pledged  by  third  parties  will  be
          dienen.  Sicherhelten,  die von  Dritten  bestellt             retransferred   to  the  respective   third  party
          worden  sind,  wird  der   Darlehensgeber  an  den             pledger,  unless  otherwise agreed with such third
          jeweillgen Sicherungsgeber zuruckubertragen, falls             party pledger.
          mit diesem nichts anderes vereinbart wurde.


------------------------------------------------------------   ------------------------------------------------------------
2.        Soweit   Sicherheiten   kraft   Gesetzes  auf  den   2.        In case and insofar as securities will be assigned
          Sicherungsgeber  ubergehen,   bleibt  es  bei  der             to  the  Pledgor  by  virtue  of  law,  the  legal
          gesetzlichen  Regelung.  Wenn  die  Anspruche  der             regulations  will  apply.  In case the  Borrower's
          Darlehensgeber  den  Verwertungserlos  ubersteigen             claims  against the Company are not fully  settled
          und die  kraft  Gesetzes  auf den  Sicherungsgeber             by the  proceeds of a  realization  of the pledged
          ubergehenden  Sicherheiten  auch zur Sicherung des             Share  and  if  any  securities  assigned  to  the
          durch den  Verwertungserlos  nicht gedeckten Teils             Pledgor  by  virtue  of law will  also  serve as a
          der  Anspruche   dienen,   so  steht  hierfur  dem             security  for  the  non  covered  portion  of  the
          Darlehensgeber  gegenuber dem  Sicherungsgeber ein             Borrower's claim, the Borrower will have vis-a-vis
          vorrangiges Befriedigungsrecht zu.                             Pledgor  a first  ranking  claim  to  satisfy  its
                                                                         claims.
------------------------------------------------------------   ------------------------------------------------------------



                                       38

------------------------------------------------------------   ------------------------------------------------------------
3.        Etwaige  Anspruche  des   Sicherungsgebers   gegen   3.        Claims which the Pledgor  might have against other
          andere    Sicherungsgeber    auf   Ausgleich   und             third party  pledgers for payment or assignment of
          Ubertragung  von  Sicherhelten  werden  durch  die             securities are not effected by the afore mentioned
          vorstehenden Regelungen nicht beruhrt.                         clauses.

------------------------------------------------------------   ------------------------------------------------------------
VII.      Anzeige, Genehmigung                                 VII.      Notification, Approval

1.        Der    beurkundende    Notar    wird    von    dem   1.        Der    beurkundende    Notar    wird    von    dem
          Sicherungsgeber  beauftragt,  der Gesellschaft die             Sicherungsgeber  beauftragt,  der Gesellschaft die
          Verpfandung durch  Ubersendung einer  beglaubigten             Verpfandung durch  Ubersendung einer  beglaubigten
          Abschrift dieses Protokolls anzuzeigen.                        Abschrift dieses Protokolls anzuzeigen.

------------------------------------------------------------   ------------------------------------------------------------
2.        Die  Genehmigung  der   Gesellschafter  zu  dieser   2.        Shareholder's  approval to this Pledge  Agreement,
          Verpfandung,    die    nach    Artikel    5    des             which is  necessary  pursuant to Article 5. of the
          Gesellschaftsvertrages      in     Form      eines             Statutes  of the  Company  in  form  of a  written
          Gesellschafterbeschlusses  erforderlich  ist, wird             shareholders'  resolution,  is attached  hereto in
          hiermit  in  erforderlichen  Form  als  Anlage  zu             the form required.
          diesem Vertrag belgefugt.

------------------------------------------------------------   ------------------------------------------------------------
VIII.     Annahme                                              VIII.     Acceptance

          Der Darlehensgebernimmt die Verpfandung hiermit                The Borrower hereby accepts the Pledge.
          an.
------------------------------------------------------------   ------------------------------------------------------------
IX.       Schlussbestimmungen                                  IX.       Final Provisions

1.        Die    Kosten    dieser    Urkunde    tragen   der   1.        The  Pledgor  shall  bear the costs for this deed.
          Sicherungsgeber.   Der  Wert  dieser   Beurkundung             The value shall be assumed with EUR 25.000,00.
          betragt EUR 25.000,00.


------------------------------------------------------------   ------------------------------------------------------------
2.        Sollte eine Bestimmung dieses Vertrages  unwirksam   2.        Should  any  provision  of  this  Agreement  be or
          oder  undurhfuhrbar  sein oder werden, so soll das             become  ineffective or  unenforceable,  this shall
          die  Gultigkelt  des  Vertrages  im ubrigen  nicht             not affect the validity of the remaining  contents
          beruhren.    Die   Parteien   sind    verpflichtet             of  this  Agreement.   The  parties  undertake  to
          zusammenzuwirken,    um   die   unwirksame    oder             cooperate  in  substituting   the  ineffective  or
          undurchfuhrbare  Bestimmung  durch  eine  wirksame             unenforceable   provision   by  an   effective  or
          oder durchfuhrbare Bestimmung zu ersetzen, die dem             enforceable  provision  which  comes  as  close as
          wirtschaftlichen  Ergebnis  der  unwirksamen  oder             possible   to  the   commercial   result   of  the
          underchfuhrbaren Bestimmung moglichst nahekommt.               ineffective or unenforceable provision.

------------------------------------------------------------   ------------------------------------------------------------
3.        Diese  Urkunde  wurde  in  zweisprachiger  Fassung   3.        This  deed has been  issued in two  languages.  In
          erstellt.   In  Zweifelsfallen  ist  die  Deutsche             cases of  uncertainty,  the German version of this
          Version ma(beta)geblich.                                       Agreement is determinate.
------------------------------------------------------------   ------------------------------------------------------------



                                       39

------------------------------------------------------------   ------------------------------------------------------------
          Dieses Protokoll  wurde in  Gegenwart   des Notars             This  deed  has been  read  out  by  the  notary,
          vorgelesen, von  den  Parteien  genehmigt  und wie             approved  by  the  parties  and signed as follows.
          folgt unterschrieben:
------------------------------------------------------------   ------------------------------------------------------------


[signatures]

                                 LOAN AGREEMENT

THS LOAN AGREEMENT is made and entered into as of the 8th day of December 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Vectra Ltd., 36 Paradise Road Richmond, Surrey United Kingdom (Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 409.230,96 (loan amount) to be repaid January 31st, 2004 at the latest ( term ).

2. The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Commerzbank AG, Essen, account no. 112 12 01, SWIFT CODE: COBADEFFXXX,
          IBAN: DE51 3604 0039 0112 1201 00

3. The loan will be interest bearing. The applicable interest rate is 1 % (one percent) each month (interest period). The interest will be paid at the end of the term

4. The interest and any repayment of the loan will be made to Lenders bank account no 340043-010 with Canara Bank, London Branch, 14020 Chiswell Street, London EC1Y 4TW.

5. In order to secure repayment of the loan, FiLCO herewith assigns the proceeds of several customer sold orders to Lender. The orders assigned are mentioned on Attachment 1 to this Loan Agreement. Lender herewith authorizes FiLCO to collect the proceeds of the orders on his behalf on or before shipment. FiLCO will instruct customers to pay the value of the orders into a separate bank account with Commerzbank, Essen, account no. 112 12 01/01 in case payment will be effected by cheque FiLCO will cash these cheque through the same bank account.

6. FiLCO and Lender will inform the bank that funds on this account are only payable to Lender or according to Lender's instructions.

7. FiLCO agrees to reimburse Borrower for all costs, incl.. exchange rate losses, related to the making of this loan.

This Loan Agreement shall be governed by the laws of the United Kingdom.

This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.


In witness whereof, the parties have executed this Loan Agreement as of the date first written above.

FiLCO GmbH                                           Vectra

Attachment 1 to the Loan Agreement as of December 8th between: Vectra Ltd & FiLCO GmbH

------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
Project       Serial No.                    Client    Name                         Model       Week       Value
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1394  CTM145 0082 GFI 7097          99996     Ritchie Brothers             CTM16S      47.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
         147  CTM145 0094 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
         149  CTM145 0095 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
         151  CTM145 0096 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
         172  CTM145 0097 GFI 7097          99996     Ritchie Brothers             CTM16S      50.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1390  CTM145 0098 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1391  CTM145 0099 GFI 7097          99996     Ritchie Brothers             CTM16S      50.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1669  P365D 0001 GFI 9615           99996     Ritchie Brothers             CDP25       49.03      16.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2855  CTM145 0101 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2856  CTM145 0102 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2857  CTM145 0103 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2858  CTM145 0104 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2859  CTM145 0105 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2860  CTM145 0106 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2861  CTM145 0107 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2862  CTM145 0108 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2863  CTM145 0109 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2864  CTM145 0110 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2865  CTM145 0111 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2866  CTM145 0112 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2867  CTM145 0113 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2868  CTM145 0114 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2869  CTM145 0115 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        2870  CTM145 0110 GFI 7097          99996     Ritchie Brothers             CTM16S      51.03      13.500,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1735  CEM375 0081 GFI 6761          79009     Saimlease                    CEM25S      50.03      13.806,53
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1738  CEM375 0084 GFI 6761          79009     Saimlease                    CEM20       50.03      16.290,80
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
         705  P365D 0042 GFI 8908           73933     S~leasing GmbH     C         DP30        50.03      20.086,56
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1675  CEM375 0075 GFI 6761          73922     Dipl. lng. Lessmeister Gm    CEM35       50.03      22.620,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1796  CEM375 0085 GFI 6761          72543     Messrs. Florio SPA           CEM35       50.03      12.430,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1797  CEM375 0086 GFI 6761          72543     Messrs. Florio SPA           CEM35       50.03      17.390,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1798  CEM375 0087 GFI 6761          72543     Messrs. Florio SPA           CEM35       50.03      17.510,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1802  CEM375 0088 GFI 6761          72543     Messrs. Florio SPA           CEM25S      50.03      12.881,64
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1803  CEM145 0036 GFI 7102          72543     Messrs. Florio SPA           CEM20S      50.03      12.416,84
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
        1715  CEM375 0068 GFI 6761          36559     Wiese, Gerhard               CEM25S      50.03      17.519,00
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------
                                                                                               Total      489,951.37
------------- ----------------------------- --------- ---------------------------- ----------- ---------- ------------

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of the 13th day of October 2003, by and between FiLCO GmbH, Rheinstrasse 19-23, 45478 Mulheim a.d.Ruhr (FiLCO)

and Werner Fanger, Heiligenhauser Str. 23, 40883 Ratingen
(Lender).

Collectively - The Parties -

1. Lender hereby agrees to loan FiLCO the amount of EUR 250.000,- (loan amount). The loan amount will be transferred to FiLCO within three days from signing this Loan Agreement:

          The loan amount will be paid to the bank account of FiLCO with Commerzbank AG Filiale Essen, account no. 112 1201, SWIFT Code. COBADEFF362.

2. The loan will be interest bearing. The applicable interest rate is 6 % (six percent) per year (interest period). The interest will be paid on the maturity date of the loan or at the date of early repayment of the loan.

          The interest will be paid to the bank account of Lender as advised by Lender on due date.

3. The loan is granted for an indefinite period. Any party may terminate the loan agreement and claim repayment at any time by giving FiLCO three weeks written notice.

4. FiLCO agrees to reimburse Lender for all costs, incl.. exchange rate losses, related to the making of this loan.

5.        This Loan Agreement shall be governed by the laws of Germany.

6. This Loan Agreement and the rights and obligations arising pursuant hereto shall not be assigned or transferred by either party without the prior written consent of the other party.


In witness whereof, the parties have executed this Loan Agreement as of the date first written above.

FiLCO GmbH                                           Werner Fanger

(EXHIBIT 4)

(i) Schedule 6.01(r) is a true, correct and complete list of all employees, consultants, agents or other compensated persons of Seller as of the date of hereof (and updated at Closing if different), together with their positions, annual salaries, and other compensation, including accruals for vacation through such date(s).

------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
Name                            Profit Date of     Dept.         Eintr.Datum   Orga   Jobtitle                Net incl.
                                Cent   Birth                                                                  Pramie
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
LEJEUNE,MICHEL                  353    1947-12-24  Sales         1975-10-13    NE     technical service       59,928.40 (euro)
                                                                                      trainer
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
MENET,GERARD                    353    1945-11-17  Sales         1977-07-01    PR     technical service       67,846.55 (euro)
                                                                                      trainer
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KRUMME,SARAH                    353    1977-11-18  Sales         1997-09-01    NE     assistant               32,067.55 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
GALBRAITH,SILVIA                354    1958-11-03  Sales         1988-04-01    NE     order administrator     47,309.99 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
GOETTSCHE, ELKE                 354    1947-09-05  Sales         1965-06-01    NE     sales manager           59,083.60 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
SOCKETT,MAGDALENE               354    1949-08-03  Finance       1980-10-01    NE     collector               48,441.00 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
VAN DE SAND,JUERGEN             356    1949-12-22  Manufacturing 1979-01-01    NE     clerk                   59,360.80 (euro)
                                                                                      shipment/receiving
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
SCHMITZ,STEPHAN                 381    1958-02-13  Finance       1989-07-01    AT     GM                      88,660.44 (euro)
                                                                                      /Finance/Purchase/Admin/IS
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
HERMANSKI,MANUELA               381    1964-07-02  Manufacturing 2000-10-01    NE     assistant / WF          34,826.35 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
BORNEMANN,THOMAS                400    1963-12-27  Manufacturing 1998-04-01    NE     production scheduling   64,546.15 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
HEROLD,GUENTER                  400    1948-08-23  Manufacturing 1969-04-01    AT     manuf. Admin            57,673.68 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
ROMBERG,ANDRE                   451    1974-01-26  Manufacturing 1995-05-03    NE     assembly worker         36,897.30 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
WROBEL,MARTIN                   400    1957-04-21  Manufacturing 1980-04-29    AT     Prod. Manager           57,673.68 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
DICKMANN,JUERGEN                432    1962-07-16  Manufacturing 1984-01-10    IN     assembly worker         40,601.35 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
HOCHSCHEID,WOLFGANG             400    1950-04-15  Manufacturing 1968-10-29    IN     Expediting              44,415.36 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
TRAMP,VOLKER                    472    1955-02-25  Manufacturing 1979-07-01    IN     assembly worker         43,608.44 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KALT,MICHAEL                    431    1959-09-05  Manufacturing 1984-01-01    D      assembly worker         35,561.33 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
RUEDEL,DETLEF                   431    1961-02-07  Manufacturing 1984-01-01    D      assembly worker         34,993.60 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
FELDHAUS,DETLEV                 400    1947-01-09  Manufacturing 1972-07-27    D      manuf. Admin            26,940.67 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
LUTZER,NORBERT                  452    1967-06-23  Manufacturing 2000-12-05    D      assembly worker         26,410.56 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
MONTAG,HANS-JOACHIM             432    1954-12-17  Manufacturing 1989-01-02    D      assembly worker         31,337.20 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
THEISEN,JUERGEN                 432    1963-09-27  Manufacturing 2000-12-05    D      assembly worker         26,566.32 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
HUND,BERNHARD                   431    1952-05-11  Manufacturing 1974-08-19    D      assembly worker         35,704.68 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
TUERKYILMAZ,ABDUL-KERIM         472    1967-09-17  Manufacturing 1988-07-01    D      assembly worker         31,143.16 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
GRANZOW,UWE                     438    1963-01-03  Manufacturing 1989-03-01    D      assembly worker         33,143.62 (euro)

                                       44

------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KREBS,MANFRED                   480    1949-02-15  Manufacturing 1970-08-03    D      assembly worker         28,327.99 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
EHLERT,THORSTEN                 452    1974-03-19  Manufacturing 1995-05-19    D      assembly worker         30,155.00 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KAPPELER,WINFRIED               400    1955-02-25  Manufacturing 1984-01-01    IN     manuf. Admin            33,399.96 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
BODAS DEL MAZO,JOSE-LUIS        456    1953-02-17  Manufacturing 1973-03-26    D      assembly worker         32,548.43 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
RAPPE,PETER                     456    1951-09-28  Manufacturing 1974-05-29    D      assembly worker         35,332.70 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
WOSCHEK,WALDEMAR                455    1964-08-30  Manufacturing 1988-12-12    D      assembly worker         34,894.46 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
WROBEL,MARKUS                   455    1968-02-05  Manufacturing 1989-01-02    D      assembly worker         34,894.46 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
ILGENSTEIN,HOLGER               472    1951-11-02  Manufacturing 1966-04-01    D      assembly worker         35,094.84 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
THOM,THOMAS                     472    1966-04-16  Manufacturing 2001-07-18    D      assembly worker         27,989.15 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
UNGER,REINHARD                  472    1961-10-31  Manufacturing 1984-03-19    D      assembly worker         33,437.05 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
BACKMANN,HORST                  478    1960-05-13  Manufacturing 1984-04-01    D      assembly worker         37,250.53 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
BARDEN,ANDREAS                  456    1964-07-04  Manufacturing 1989-03-01    D      assembly worker         28,898.76 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
LAPATKE,JENNIFER                972    1981-05-13  Finance       2000-09-01    NE     assistant               22,523.95 (euro)
                                                                                      SS/purchasing/accounting
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KONSTANTINOVIC,MONIKA           972    1951-01-28  Finance       1969-11-01    NE     accountant AP           44,164.96 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
TERHARDT,REINER                 972    1954-02-10  Finance       1978-12-08    NE     accountant              59,083.60 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
FRANIK,PETER-WILHELM            974    1959-03-25  Engineering   1995-04-10    NE     group leader            60,020.80 (euro)
                                                                                      engineering
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
KAPTEINA,KARL-HEINZ             974    1953-06-18  Engineering   2001-10-01    NE     engineer                50,499.44 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
WEGMANN,JOHANNES                974    1950-07-22  Engineering   1981-07-01    NE     CER engineer            58,516.00 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
TRUEBCHER,STEFANIE              974    1979-01-26  Engineering   1998-09-01    NE     engineer
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
BIENEN,ULRICH                   976    1962-05-09  Manufacturing 1988-02-01    NE     quality                 59,083.60 (euro)
                                                                                      controller/safety
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
OTTEN,ERNST                     981    1952-10-09  HR            1977-02-01    NE     payrole accounter       67,846.55 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
GELLISSEN,MANFRED               982    1957-12-20  Manufacturing 1979-03-14    IN     assembly worker         27,695.84 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
HEGENBERG,GEORG                 982    1960-07-18  Manufacturing 1988-08-29    IN     assembly worker         27,328.75 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
LOGGEN,HANS                     982    1954-07-02  Manufacturing 1980-03-01    NE     group leader receiving  59,083.60 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
EGGEMANN,MARTINA                984    1960-09-18  Purchasing    1979-09-01    NE     purchasing/ expediting  46,861.19 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
SCHOLTEN,SYLVIA                 984    1965-01-11  Manufacturing 1986-01-14    NE     purchasing/ expediting  46,861.19 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
WESTERWINTER,HEINZ              991    1946-08-31  HR            1969-24-24    BR     works council chairman  59,360.80 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
SCHUNK,ACHIM                    994    1959-04-12  EDP           1980-09-01    NE     EDP manager             55,029.36 (euro)
------------------------------- ------ ----------- --------------------------- ------ ----------------------- ----------------
                                       53
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------
                                                                                                              2,260,924.71(euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------

------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------

incl. 25 % social cost 2,826,155.89 (euro)
------------------------------- ------ ----------- ------------- ------------- ------ ----------------------- ----------------

PR = Part time retirement ( financed ) IN = indirect D = Direct AT = exempt NE = non exempt TEMP = temporary BR = works council ( chairman )




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